                                                                    Exhibit: (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Agustin Fleites President, and I, Donald Gignac Chief Financial Officer, of streetTRACKS Index Shares Funds (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:      /s/ Agustin Fleites
        ------------------------
         Agustin Fleites
         President

By:      /s/ Donald Gignac
        ------------------------
         Donald Gignac
         Chief Financial Officer

Date:    December 1, 2004